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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               SEPTEMBER 11, 2009

                          ALLIANCE PHARMACEUTICAL CORP.

             (Exact name of registrant as specified in its charter)

           NEW YORK                                             14-1644018
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                       Identification No.)

                                    000-12950
                              (Commission File No.)

                           7590 FAY AVENUE, SUITE 404
                           LA JOLLA, CALIFORNIA 92037

                    (Address of principal executive offices)

                                 (858) 779-1458

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


(b) On September 11, 2009, Theodore Roth resigned from the Board of Directors of Alliance Pharmaceutical Corp. (the "Company"). Mr. Roth's resignation reflects his decision to reduce his time commitment to service on boards and did not result from any disagreement with the Company.


                                   SIGNATURES





       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ALLIANCE PHARMACEUTICAL CORP.





Date: September 14, 2009                     /s/ Jack DeFranco
                                             -----------------------------------

                                             Jack DeFranco
                                             Chief Operating Officer